LHA Risk-Managed Income ETF
Schedule of Investments
March 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.0%(b)	Shares	Value
Fixed Income – 99.0%
First Trust Senior Loan ETF	151,105	$6,897,943
Invesco Senior Loan ETF	345,705	7,156,094
iShares 0-5 Year High Yield Corporate Bond ETF	158,896	6,756,258
SPDR Blackstone Senior Loan ETF	173,388	7,131,448
SPDR Bloomberg Short Term High Yield Bond ETF	285,663	7,187,281
TOTAL EXCHANGE TRADED FUNDS (Cost $35,141,887)		35,129,024

SHORT-TERM INVESTMENTS - 1.1%		Value
Money Market Funds - 1.1%	Shares
First American Government Obligations Fund - Class X, 4.27% (a)	199,993	199,993
First American Treasury Obligations Fund - Class X, 4.26% (a)	199,994	199,994
TOTAL SHORT-TERM INVESTMENTS (Cost $399,987)		399,987

TOTAL INVESTMENTS - 100.1% (Cost $35,541,874)		35,529,011
Liabilities in Excess of Other Assets - (0.1)%		(31,784)
TOTAL NET ASSETS - 100.0%		$35,497,227
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(b)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

LHA Risk-Managed Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$35,129,024	$–	$–	$35,129,024
Money Market Funds	399,987	–	–	399,987
Total Investments	$35,529,011	$–	$–	$35,529,011

Refer to the Schedule of Investments for further disaggregation of investment categories.